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                                                                MASSMUTUAL INSTITUTIONAL FUNDS

MMIF 10f-3 Transactions

MassMutual Mid Cap Growth Equity Fund (4th Quarter, 1999)

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Issuer             Date of       Total Offering /              Offering   Purchase Price /   Underwriter
                   Offering      Total Units Offered           Price/ShareNo. Shares         Affiliate
                                                                          purchased
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Intertrust         October 26,   $117,000,000/ 6,500,000       $18.00     $9,000 / 500       Morgan Stanley
                   1999          shares                                                      Dean Witter
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Cacheflow          November      $120,000,000 /                $12.00     $12,000 / 500      Morgan Stanley
                   18, 1999      5,000,000 shares                                            Dean Witter
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Infonet Services   December      $1,076,928,300 /              $21.00     $115,500 / 5500    Morgan Stanley
                   14, 1999      51,282,300 shares                                           Dean Witter
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Charter            November 8,   $3,230,000,000 /              $19.00     $834,100.00 /      Morgan Stanley
Communications     1999          170,000,000 shares                       43,900             Dean Witter
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Clestica           November 8,   $360,000,000 /                $60.00     $312,000 / 5200    Morgan Stanley
                   1999          6,000,000 shares                                            Dean Witter
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Expedia            November 9,   $72,800,000 /                 $14.00     $2,800 / 200       Morgan Stanley
                   1999          $5,200,000                                                  Dean Witter
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Adelphia           October 1,    $342,000,000 /                $57.00     $290,700 / 5,100   Morgan Stanley
Communications     1999          6,000,000 shares                                            Dean Witter
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Illuminet          October 7,    $74,100,000 /                 $19.00     $7,600 / 400       Morgan Stanley
                   1999          3,900,000 shares                                            Dean Witter
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Martha Stewart     October 18,   $129,600,000 /                $18.00     $3,600 / 200       Morgan Stanley
Living             1999          7,200,000 shares                                            Dean Witter
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Biovail Corp.      October 15,   $224,400,000 /                $51.00     $453,900 / 8,900   Morgan Stanley
                   1999          4,400,000 shares                                            Dean Witter
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Freemarkets        December 9,   $172,280,000 /                $48.00     $9,600 / 200       Morgan Stanley
                   1999          3,600,000 shares                                            Dean Witter
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* securities were not purchased from an affiliated broker


MassMutual Small Cap Growth Equity Fund (4th Quarter, 1999)

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Issuer             Date of       Total Offering /              Offering   Purchase           Underwriter          Broker from
                   Offering      Total Units Offered           Price/SharePrice/Shares       Affiliate            whom shares
                                                                                                                  purchased
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Finisar Corp.      November      $154,850,000                  $19.00     $11,400 / 600      JP Morgan            Merrill
                   11, 1999      8,150,000 shares                                            Securities           Lynch
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Finisar Corp.      November      $154,850,000 /                $19.00     $95,000 / 5,000    JP Morgan            Merrill Lynch
                   11, 1999      8,150,000 shares                                            Securities
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Freemarkets        December 9,   $172,280,000 /                $48.00     $81,600 / 1,700    Advest, Inc.         Morgan
                   1999          3,600,000 shares                                                                 Stanley &
                                                                                                                  Co., Inc.
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Illuminet          October 7,    $74,100,000 /                 $19.00     $28,500 / 1,500    Jefferies & Co.      Morgan
                   1999          3,900,000 shares                                                                 Stanley &
                                                                                                                  Co., Inc.
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Martha Stewart     October 18,   $129,600,000 /                $18.00     $81,000 / 4,500    Advest, Inc.         Morgan
Living             1999          7,200,000 shares                                                                 Stanley &
                                                                                                                  Co., Inc.
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MassMutual Mid Cap Growth Equity Fund (3rd Quarter, 1999)

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Issuer             Date of       Total Offering                Offering   Purchase           Underwriter
                   Offering                                    Price/SharePrice/Shares       Affiliate
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Forest Oil         August 17,    8,000,000 shares              $15.44     $169,812.50 /      Morgan Stanley &Co.
                   1999                                                   11,000
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Insight            July 19,      20,500,000 shares             $24.50     $90,650.00 /       Morgan Stanley &Co.
Communications     1999                                                   3,700
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Devon Energy       September     8,700,000                     $40.50     $170,100.00 /      Morgan Stanley &Co.
                   22, 1999                                               4,200
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Net Two Phone      July 29,      4,800,000                     $15.00     $1,500.00 / 100    Morgan Stanley &Co.
                   1999
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Genentech          July 20,      20,000,000                    $97.00     $116,400.00 /      Morgan Stanley &Co.
                   1999                                                   1,200
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Fairchild          August 3,     20,000,000                    $18.50     116,550.00 /       Morgan Stanley &Co.
Semiconductor      1999                                                   6,300
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MassMutual Small Cap Growth Equity Fund (3rd Quarter, 1999)

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Issuer             Date of       Total Offering                Offering   Purchase           Underwriter          Broker from
                   Offering                                    Price/SharePrice/Shares       Affiliate            whom shares
                                                                                                                  purchased
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Foundry Networks   September     $125,000,000                  $25.00     $15,625.00 / 625   JP Morgan            Deutsche
                   27, 1999                                                                  Securities           Morgan
                                                                                                                  Grenfell
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Foundry Networks   September     $125,000,000                  $25.00     $17,500.00 / 700   JP Morgan & Co.      Deutsche
                   28, 1999                                                                                       Banc
                                                                                                                  Securities
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